UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2023

ORION GROUP HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12000 Aerospace Suite 300

Houston, Texas 77034

(Address of principal executive offices)

(713) 852-6500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	ORN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement.

On June 21, 2023, Orion Group Holdings, Inc. (the "Company") entered into a Land Sale-Leaseback Contract with Pelican Marine Services, LLC, a Louisiana limited liability company, who, subject to normal due diligence conditions, has agreed to purchase the Company’s Baytown Pipe Yard property in Baytown, Texas. The purchase price is $8.3 million and the transaction is expected to close no later than the fourth quarter of 2023.

On June 23, 2023, the Company closed on the Land-Sale Leaseback Contract with Store Capital Acquisitions, LLC, a Delaware limited liability company, for the Company’s Port Lavaca South Yard property located in Port Lavaca, Texas for a purchase price of $12.0 million.

Proceeds from both transactions will be used to reduce debt and for general corporate purposes.

The copies of the Land Sale Contracts are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2. The foregoing description is qualified by reference in its entirety to such exhibits.

Item 8.01. Other Events

A copy of the press release announcing the agreements described in Item 1.01 is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1

Land Sale-Leaseback Contract, dated June 21, 2023, by and between Orion Marine Construction, Inc., a Florida corporation (successor by merger to T.W. LaQuay Dredging, Inc., a Texas corporation) (“Seller”), and Pelican Marine Services, LLC, a Louisiana limited liability company (“Purchaser”).

10.2

Land Sale-Leaseback Contract, dated June 5, 2023, by and between Orion Marine Construction, Inc., a Florida corporation (successor by merger to T.W. LaQuay Dredging, Inc., a Texas corporation) (“Seller”), and Store Capital Acquisitions, LLC, a Delaware limited liability company (“Purchaser”).

99.1	Press Release of Orion Group Holdings, Inc. dated June 26, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description
10.1

Land Sale-Leaseback Contract, dated June 21, 2023, by and between Orion Marine Construction, Inc., a Florida corporation (successor by merger to T.W. LaQuay Dredging, Inc., a Texas corporation) (“Seller”), and Pelican Marine Services, LLC, a Louisiana limited liability company (“Purchaser”).

10.2

Land Sale-Leaseback Contract, dated June 5, 2023, by and between Orion Marine Construction, Inc., a Florida corporation (successor by merger to T.W. LaQuay Dredging, Inc., a Texas corporation) (“Seller”), and Store Capital Acquisitions, LLC, a Delaware limited liability company (“Purchaser”).

99.1	Press Release of Orion Group Holdings, Inc. dated June 26, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Group Holdings, Inc.
Dated: June 26, 2023	By:	/s/ Travis J. Boone
President and Chief Executive Officer